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                                                                  EXHIBIT 10.17





                         AMERISOURCE HEALTH CORPORATION
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN




                                                 Date Adopted: February 21, 1995
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                         AMERISOURCE HEALTH CORPORATION

                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                   1. Purpose of the Plan. The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining services of experienced and knowledgeable independent directors of the Company for the benefit of the Company and its stockholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock.

                   2.      Definitions

                   2.01 "1934 ACT" means the Securities Exchange Act of 1934, as amended.

                   2.02 "AMERISOURCE" means AmeriSource Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company.

                   2.03    "BOARD" means the Board of Directors of the Company.

                   2.04 "CODE" means the Internal Revenue Code of 1986, as amended.

                   2.05 "COMMITTEE" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board and shall be a Disinterested Person.





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                   2.06    "COMMON STOCK" means the Company's Class A Common
           Stock, $0.01 par value per share, or such other class or kind of shares or other securities resulting from the application of Section 7.

                   2.07 "COMPANY" means AmeriSource Health Corporation, a Delaware corporation, or any successor corporation.

                   2.08 "DISINTERESTED PERSON" means a person defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor definition adopted by the Securities and Exchange Commission.

                   2.09 "ELIGIBLE DIRECTOR" means each director of the Company who is not (i) otherwise an employee of the Company or any Subsidiary or (ii) an employee of VPI or any affiliate of VPI.

                   2.10 "FAIR MARKET VALUE" means, on any given date, the previous days' closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the National Association of Securities Dealers Automated Quotation System, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported.

                   2.11 "HOLDER" means an Eligible Director to whom an Option is granted.

                   2.12    "INITIAL GRANT" shall have the meaning set forth in
           Section 3.




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                   2.13    "MATURE COMMON STOCK" means Common Stock owned for
           six months or more, or such other period as the Committee may determine subject to applicable accounting regulations, by the respective Holder.

                   2.14 "OPTION" means a non-qualified stock option granted from time to time under Section 3 of the Plan.

                   2.15 "OPTION EXERCISE PERIOD" means (i) with respect to Options granted under the Initial Grant, the period commencing three
           (3) years after the date of Initial Grant and ending six years from the date of grant and (ii) with respect to all Options granted under this Plan other than under the Initial Grant, the period commencing one (1) year after the date of grant and ending ten years from the date of grant.

                   2.16 "PLAN" means the AmeriSource Health Corporation Non-Employee Directors Stock Option Plan herein set forth, as amended from time to time.

                   2.17 "REGISTRATION STATEMENT" means the Company's Form S-2 Registration Statement (No. 33-57513), as amended.

                   2.18 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                   2.19 "VPI" means 399 Venture Partners, Inc., a subsidiary of Citicorp.





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                   3.      Eligibility; Grant of Option

                           An Option to acquire 5,000 shares of Common Stock
shall be granted (the "Initial Grant") to each Eligible Director on the date that the Company's Registration Statement is declared or deemed to be effective by the Securities and Exchange Commission, subject to approval of the Plan by the stockholders of the Company. Thereafter, each Eligible Director shall be granted an Option to acquire 5,000 shares of Common Stock following such Eligible Director's election or reelection to the Board, as the case may be, by the stockholders at the Company's annual stockholders' meeting during each year from 1996 through 1997, inclusive.

                   4.      Administration and Implementation of Plan

                   4.01 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in determining the terms and conditions of Options granted under the Plan.

                   4.02 The Committee's powers shall include, but not be limited to, the power: (a) to determine whether, to what extent and under what circumstances exceptions to the exercisability of an Option (including accelerating the exercisability) may be granted;
           (b) to determine the effect, if any, of a change in control of the Company (including a merger of the Company into, a consolidation of the Company with, or an acquisition of the Company by a person or entity or a liquidation of the Company)





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           upon outstanding Options; (c) to establish an arrangement through registered broker-dealers whereby temporary financing may be made available to a Holder by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Holder in the exercise of an Option; (d) to establish procedures at the Committee's discretion, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, for a Holder (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the minimum statutory tax withholding obligation incurred by the Holder upon such exercise, or (ii) to exercise an Option by delivering a number of shares of Mature Common Stock already owned by such Holder having a Fair Market Value that shall equal the option exercise price and/or the tax withholding obligation incurred by the Holder upon such exercise; and (e) to establish a loan program, or to cause AmeriSource to establish a loan program, if permitted by the restrictions in the Company's and AmeriSource's financing agreements, to loan to a Holder who is still a director of the Company at the time of exercise an amount sufficient to satisfy the exercise price and/or tax obligation incurred by the Holder upon such exercise and thereafter loan promptly to such Holder such additional amounts sufficient to pay further withholding obligations as may be determined from time to time to be payable as a result of such exercise. Any amounts





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           loaned to such Holder shall be evidenced by a promissory note from such Holder on such terms as are mutually agreed to by the Committee and the Holder; provided, however, that such loan shall bear a market rate of interest and shall be full recourse.

                   4.03 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

                   5.      Shares of Common Stock Subject to the Plan

                   5.01 Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Options under the Plan shall be 50,000 shares of Common Stock.

                   5.02 The grant of an Option shall reduce the shares of Common Stock as to which Options may be granted by the number of shares subject to such Option. Any shares of Common Stock issued by the Company through the assumption or





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           substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grants of Options under the Plan. In the event there are insufficient shares of Common Stock available for Options under the Plan to satisfy all of the Option grants under Section 3 on the same day, such Option grants shall be reduced pro-rata.

                   6.      Options

                           Options give an Eligible Director the right to
purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grant of Options shall be subject to the following terms and conditions:

                   6.01 OPTION GRANTS: Options shall be evidenced by Option award certificates. Such certificates shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

                   6.02 OPTION PRICE: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee and shall





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           be not less than the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the Option price for the Initial Grant shall be equal to the price to the public set forth on the cover page of the definitive prospectus included in the Registration Statement.

                   6.03 EXERCISE OF OPTION: Subject to Section 4 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the person or persons exercising the Option, to the Company stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment for such shares pursuant to Section 6.04 hereof.

                   6.04 TRANSFER AND EXERCISE: No Option shall be transferable by the Holder except by will or the laws of descent and distribution. In the event of the death, retirement or any other termination of Board service of a Holder except for removal for cause, the Option, if otherwise exercisable by the Holder at the time of such termination, may be exercised upon the earlier of (A) the end of the Option Exercise Period and (B) within one year after such termination. In the event of termination for cause, all previously granted Options shall be of no further force and effect. Termination for cause shall be defined as termination on account of any act of (x) fraud or intentional misrepresentation, or (y) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.





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                   6.05    PAYMENT OF OPTION PRICE:  The Option price of the
           shares of Common Stock acquired upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, in whole or in part in Mature Common Stock valued at Fair Market Value on the date of exercise by delivering to the Company such Mature Common Stock already owned by the Holder.

                   7.      Adjustments Upon Changes in Capitalization

                           In the event of a reorganization, recapitalization,
stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Committee shall make the adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall, where appropriate, be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be, with the prior approval of a majority of the members of the Board, merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a liquidation of the Company,





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then at the election of the Committee, the Company may take such other action as the Committee shall determine to be reasonable under the circumstances to permit the Holder to realize the value of such Option, including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

                   8.      Effective Date, Termination and Amendment

                           The Plan shall become effective on March __, 1995,
subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval that shall:

                   8.01 Increase (except as provided in Section 7) the total number of shares available for issuance pursuant to the Plan;

                   8.02    Change the class of directors eligible to be Holders;

                   8.03    Change the provisions of this Section 8; or

                   8.04 Make any other change for which stockholder approval is required under Section 16(b) or any successor provision of the 1934 Act.

                   Termination of the Plan pursuant to this Section 8 shall not affect Options outstanding under the Plan at the time of termination.





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                   9.      General Provisions

                   9.01 No person affiliated with the Company or any Subsidiary or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Holder any right to continue to be affiliated with the Company, (ii) giving any Holder any equity or interest of any kind in any assets of the Company, or
           (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. No Holder shall have any of the rights of a stockholder with respect to shares of Common Stock covered by an Option until such time as the Option has been exercised and shares have been issued to such person.

                   9.02 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the exercise of Options, the Company shall, at the election of the Holder, but only with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, have the right to repurchase from shares already held by the Holder, the number of shares of Mature Common Stock whose Fair Market Value equals the withholding tax obligation of such Holder





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           or to make loans or cause AmeriSource to make loans on the terms set forth in Section 4.02(e) to pay the applicable tax obligation incurred by the Holder upon such exercise.

                   9.03 The Company shall not be obligated to deliver certificates for Common Stock upon the exercise of an Option unless the Holder has made payment in full for such Common Stock required by Sections 6.02 and 6.05 and has arranged for withholding of all taxes required by Section 9.02.

                   9.04 Without amending the Plan, Options may be granted to Eligible Directors who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

                   9.05 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Company may consider appropriate.
           The Company is not obligated to register or qualify the shares of Common Stock issued





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           pursuant to Options under federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may be legended to reflect such restrictions.

                   9.06 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.





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